DUNHAM FUNDS

Dunham Real Estate Stock Fund

Class A (DAREX)

Class C (DCREX)

Class N (DNREX)

Supplement dated November 7, 2019 to the Statutory Prospectus (the “Prospectus”) and the Summary Prospectus both dated February 28, 2019, as amended May 2, 2019

This Supplement updates and supersedes any contrary information contained in the Prospectus and Summary Prospectus.

On October 30, 2019, Barings LLC, the sub-adviser to the Dunham Real Estate Stock Fund (the “Fund”), provided notice that it was exiting the U.S. publicly traded real estate securities business and would no longer be providing sub-advisory services to the Fund effective January 1, 2020. A search for a suitable replacement has commenced and the replacement will be presented to the Board of Trustees for approval at the December 2019 Board Meeting.

If you have any questions, please contact the Fund at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference